MUNDOVAL FUND
GLOBAL VALUE INVESTING



ADVISOR'S UPDATE
2nd QUARTER 2008

Positive factors impacting investment performance of the fund during the quarter included the Telecommunications (Telefonos de Mexico), Health Care (Astra Zeneca, Glaxosmithkline plc & Novartis) and Information Technology Sectors (Dell & Taiwan Semiconductor). Negative factors impacting performance of the fund during the quarter included Financial (American International Group, Citigroup & Bank of America) and Industrial (Ingeroll-Rand & Illinois Toolworks) and Consumer Staples Sectors (Procter & Gamble & Unilever).

Intel was sold during the quarter because the investment adviser believed its share price fairly reflected the intrinsic value of the business. New security positions for the quarter included Diageo Plc, Bank of America, Omnicom Group Inc. & Wellpoint Health Net.

Healthcare holdings (Astra Zeneca, Pfizer, Novartis, Johnson & Johnson, Amgen, Wellpoint, Amgen and Sanofi Aventis) represent the largest sector in the fund. The Information Technology Sector (Dell, Microsoft, Cisco Systems and Taiwan Semiconductor) is prominently represented as well. The fund owns shares of common stock in 34 companies as of June 30, 2008.

As we enter the third quarter of 2008 and continue to experience share price volatility as a result of economic uncertainty on a global basis, it is appropriate to recall the writings of John Burr Williams from over 50 years ago in his book, *The Theory of Investment Value*. Mr. Williams set forth the equation for value, which we condense here: *The value of any stock, bond or business today is determined by the cash inflows and outflows- discounted at an appropriate rate- that can be expected to occur during the remaining life of the asset.* The critical factor in investing is to determine the intrinsic value of a business and pay a fair or bargain price. Efforts to predict the direction of the stock market, the economy, interest rates or elections are futile and should be entirely avoided in favor of the purchase of businesses at a sensible price with excellent economics and able, honest management. Thereafter, an investor only needs to monitor whether these qualities are being preserved. More often than not, investment success can be attributed to inactivity. Your investment in the Mundoval Fund will be managed with the aforementioned investment discipline and philosophy at all times. In addition, your investment adviser is the largest owner of shares in the Mundoval Fund to ensure that my personal financial interests are aligned with all of the other shareholders in the fund.

Thank you for your continued support and confidence.
Arthur Q. Johnson, CFA
Portfolio Manager

Investmetn Advisor:
A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037

Phone: (858) 454-4837
Fax: (858) 454-4774
www.mundoval.com

INVESTMENT OBJECTIVES

The Mundoval Fund is designed for investors who seek long-term capital appreciation in a portfolio of U.S. and International businesses. More than one-half of the world's investment opportunities exist outside of the United States and the Mundoval Fund seeks to own shares of companies worldwide at a discount to their intrinsic values. Global investing provides investors with portfolio diversification and the ability to own some of the largest businesses in the world via American Depository Receipts (ADR's).

TOP 10 HOLDINGS As of June 30, 2008

BASF Aktiengsellschaft	5.40%
Tele Norte Leste Participacoes SA	4.89%
Johnson & Johnson	4.86%
AstraZeneca Plc	4.17%
Dell, Inc.	3.65%
Nike, Inc.	3.63%
3M Co.	3.62%
Novartis AG ADR	3.51%
Ingersoll Rand Co. Ltd.	3.49%
Time Warner, Inc.	3.48%

Total # of Holdings = 34

PERFORMANCE Average Annualized Returns as of June 30, 2008

	Since Inception *	2 Year	1 Year	Latest 3 Months**
Mundoval Fund	8.72%	5.60%	-11.50%	-4.44%
MSCI World Index	10.10%	5.06%	-10.68%	-1.66%

All returns include change in share prices and reinvestment of any dividends and capital gain distributions.

* Fund Inception September 3, 2004.

**Total Return not shown as an annualized value.

DISCLOSURES